HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

DATE: June 29, 2007

TO: Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6
c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
("Party B")

FROM: HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE: Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 27, 2007
Effective Date:	July 25, 2007

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Termination Date:	June 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Business Day:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.
Floating Rate Payer Upfront Payment:	$925,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to June 29, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2. Procedural Terms:

Calculation Agent:	Party A
Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

Payments to Party A:	HSBC Bank USA NA ABA : 021-001-088 Swift: MRMDUS33 Account Number: 000049298
Payments to Party B:	WELLS FARGO BANK, NA ABA# 121000248 FOR CREDIT TO: SAS Clearing ACCT: 3970771416 FFC: 53164902 Ref: SARM 2007-6, Attn: Scott Runkles
Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-6 Attn: Frank Affronti, Mortgage Middle Office

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Christian McGreevy:

Fax Number : 212 525 5517
Telephone Number : 212 525 8710

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________
Authorized Signatory

CHARLEEN COLLINS
VICE PRESIDENT
ID # 15564

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________
Authorized Signatory

DENNIS J. NEVINS
OFFICER
ID# 15157

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6
By: Wells Fargo Bank, National Association, not in its individual capacity, but solely as Trustee

By: ______________________
Name: Michael Pinzon
Title: Vice President

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 481973HN
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
7/25/2007	8/25/2007	398,891,522.00	5.43%
8/25/2007	9/25/2007	384,692,197.00	5.45%
9/25/2007	10/25/2007	370,817,396.00	5.42%
10/25/2007	11/25/2007	356,813,509.00	5.40%
11/25/2007	12/25/2007	344,103,923.00	5.38%
12/25/2007	1/25/2008	331,680,244.00	5.38%
1/25/2008	2/25/2008	319,952,729.00	5.36%
2/25/2008	3/25/2008	308,135,343.00	5.35%
3/25/2008	4/25/2008	297,240,596.00	5.34%
4/25/2008	5/25/2008	286,730,881.00	5.33%
5/25/2008	6/25/2008	276,592,597.00	5.32%
6/25/2008	7/25/2008	266,812,620.00	5.31%
7/25/2008	8/25/2008	255,502,333.00	5.31%
8/25/2008	9/25/2008	244,829,434.00	5.31%
9/25/2008	10/25/2008	234,602,221.00	5.32%
10/25/2008	11/25/2008	224,596,029.00	5.33%
11/25/2008	12/25/2008	215,213,906.00	5.34%
12/25/2008	1/25/2009	205,478,814.00	5.35%
1/25/2009	2/25/2009	196,895,812.00	5.36%
2/25/2009	3/25/2009	188,618,112.00	5.38%
3/25/2009	4/25/2009	180,620,427.00	5.39%
4/25/2009	5/25/2009	172,968,152.00	5.40%
5/25/2009	6/25/2009	165,573,624.00	5.41%
6/25/2009	7/25/2009	158,494,137.00	5.43%
7/25/2009	8/25/2009	150,457,791.00	5.45%
8/25/2009	9/25/2009	142,920,436.00	5.46%
9/25/2009	10/25/2009	135,501,964.00	5.48%
10/25/2009	11/25/2009	128,507,313.00	5.49%
11/25/2009	12/25/2009	121,858,096.00	5.50%
12/25/2009	1/25/2010	115,087,236.00	5.52%
1/25/2010	2/25/2010	109,378,950.00	5.53%
2/25/2010	3/25/2010	103,934,684.00	5.54%
3/25/2010	4/25/2010	98,378,426.00	5.55%
4/25/2010	5/25/2010	93,181,666.00	5.56%
5/25/2010	6/25/2010	88,549,201.00	5.57%
6/25/2010	7/25/2010	84,134,665.00	5.59%
7/25/2010	8/25/2010	80,036,986.00	5.60%
8/25/2010	9/25/2010	76,138,829.00	5.62%
9/25/2010	10/25/2010	72,430,479.00	5.63%
10/25/2010	11/25/2010	68,902,697.00	5.64%
11/25/2010	12/25/2010	65,546,693.00	5.65%
12/25/2010	1/25/2011	62,354,105.00	5.66%
1/25/2011	2/25/2011	59,316,976.00	5.67%
2/25/2011	3/25/2011	56,427,739.00	5.68%
3/25/2011	4/25/2011	53,679,194.00	5.69%
4/25/2011	5/25/2011	51,064,492.00	5.70%
5/25/2011	6/25/2011	48,504,859.00	5.70%
6/25/2011	7/25/2011	46,142,214.00	5.71%

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
7/25/2011	8/25/2011	43,894,620.00	5.72%
8/25/2011	9/25/2011	41,756,476.00	5.73%
9/25/2011	10/25/2011	39,493,436.00	5.74%
10/25/2011	11/25/2011	37,202,112.00	5.75%
11/25/2011	12/25/2011	35,168,739.00	5.76%
12/25/2011	1/25/2012	33,455,564.00	5.77%
1/25/2012	2/25/2012	31,337,889.00	5.77%
2/25/2012	3/25/2012	29,660,347.00	5.78%
3/25/2012	4/25/2012	27,078,476.00	5.79%
4/25/2012	5/25/2012	19,713,968.00	5.79%
5/25/2012	6/25/2012	4,123,173.00	5.80%